Exhibit 99.2 Transaction Overview June 20, 2021Exhibit 99.2 Transaction Overview June 20, 2021

Summary Transaction OverviewSummary Transaction Overview

We Set Out to Accomplish the Following Pershing Square Tontine Holdings, Ltd., a Delaware corporation, is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this prospectus as our initial business combination. We intend to pursue merger opportunities with private, large capitalization, high-quality, growth companies where our ownership in the merged company would generally represent a minority of shares outstanding at the time of the merger. We believe the price at which we can acquire a minority interest in a large, high-quality business is substantially lower than the price—which would generally include a substantial control premium—that would be required to acquire a controlling interest in the same company… We believe that our unique structure and our willingness to acquire a minority interest in a company will help facilitate the completion of a transaction on attractive terms. PSTH Final Prospectus, July 21, 2020 (Emphasis added) 2We Set Out to Accomplish the Following Pershing Square Tontine Holdings, Ltd., a Delaware corporation, is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this prospectus as our initial business combination. We intend to pursue merger opportunities with private, large capitalization, high-quality, growth companies where our ownership in the merged company would generally represent a minority of shares outstanding at the time of the merger. We believe the price at which we can acquire a minority interest in a large, high-quality business is substantially lower than the price—which would generally include a substantial control premium—that would be required to acquire a controlling interest in the same company… We believe that our unique structure and our willingness to acquire a minority interest in a company will help facilitate the completion of a transaction on attractive terms. PSTH Final Prospectus, July 21, 2020 (Emphasis added) 2

We Were Willing to Accept a High Degree of Complexity for the Right Target Company We are willing to accept a high degree of situational, legal, and/or capital structure complexity in a business combination if we believe that the potential for reward justifies this additional complexity, particularly if these issues can be resolved in connection with and as a result of a combination with us. PSTH Final Prospectus, July 21, 2020 3We Were Willing to Accept a High Degree of Complexity for the Right Target Company We are willing to accept a high degree of situational, legal, and/or capital structure complexity in a business combination if we believe that the potential for reward justifies this additional complexity, particularly if these issues can be resolved in connection with and as a result of a combination with us. PSTH Final Prospectus, July 21, 2020 3

Background on the Transaction „ During the course of our negotiations with Vivendi, we learned that they had various tax, legal, and other strategic considerations that: ▪ Precluded a “traditional” de-SPAC merger transaction ▪ Prevented Vivendi from selling more than 10% of UMG „ We determined that the opportunity to acquire such an extraordinary business outweighed the additional complexity, time, legal and other costs that an alternative approach required „ While this transaction is not identical in form to a merger, in substance, it is what we intended to accomplish when we launched PSTH When the transaction is completed, our shareholders will directly own 10% of the common stock of an independent, publicly traded, large capitalization, extraordinary business with a superb management team 4Background on the Transaction „ During the course of our negotiations with Vivendi, we learned that they had various tax, legal, and other strategic considerations that: ▪ Precluded a “traditional” de-SPAC merger transaction ▪ Prevented Vivendi from selling more than 10% of UMG „ We determined that the opportunity to acquire such an extraordinary business outweighed the additional complexity, time, legal and other costs that an alternative approach required „ While this transaction is not identical in form to a merger, in substance, it is what we intended to accomplish when we launched PSTH When the transaction is completed, our shareholders will directly own 10% of the common stock of an independent, publicly traded, large capitalization, extraordinary business with a superb management team 4

Summary Transaction Overview ✓ Pershing Square Tontine Holdings (“PSTH”) will purchase 10% of Universal Music Group (“UMG”) from Vivendi for ~$4.1bn including transaction costs (~180mm UMG shares based on current UMG share count) ¡ €33bn purchase price for UMG equity ($39.5bn using agreed 1.20 FX rate) ¡ UMG to be publicly listed on Euronext Amsterdam in September 2021 ¡ UMG shares expected to be distributed to PSTH shareholders before year-end 2021 ¡ UMG will have no warrants outstanding ¡ PSTH to continue to exist and seek another business combination as a publicly traded company (we refer to PSTH post the UMG transaction as “RemainCo” in this presentation) ✓ Pershing Square Funds and PSTH Directors will exercise $1.6bn of Forward Purchase Agreements (“FPA”) prior to the closing of the UMG share purchase in September 2021 ¡ RemainCo will have $1.5bn in cash and $1.4bn of an unexercised Sponsor FPA ¡ Pershing Square Funds will own 29% of RemainCo 5Summary Transaction Overview ✓ Pershing Square Tontine Holdings (“PSTH”) will purchase 10% of Universal Music Group (“UMG”) from Vivendi for ~$4.1bn including transaction costs (~180mm UMG shares based on current UMG share count) ¡ €33bn purchase price for UMG equity ($39.5bn using agreed 1.20 FX rate) ¡ UMG to be publicly listed on Euronext Amsterdam in September 2021 ¡ UMG shares expected to be distributed to PSTH shareholders before year-end 2021 ¡ UMG will have no warrants outstanding ¡ PSTH to continue to exist and seek another business combination as a publicly traded company (we refer to PSTH post the UMG transaction as “RemainCo” in this presentation) ✓ Pershing Square Funds and PSTH Directors will exercise $1.6bn of Forward Purchase Agreements (“FPA”) prior to the closing of the UMG share purchase in September 2021 ¡ RemainCo will have $1.5bn in cash and $1.4bn of an unexercised Sponsor FPA ¡ Pershing Square Funds will own 29% of RemainCo 5

Summary Transaction Overview (Cont'd)

- ✓ **Transaction Steps expected to be completed by year-end 2021, at which time PSTH shareholders will own publicly traded securities in three separate companies:**
  1. UMG Ordinary Shares
  2. RemainCo common stock and 2/9th Distributable Redeemable Tontine Warrants ("Tontine Warrants")
  3. SPARC Warrants in Pershing Square SPARC Holdings, Ltd. ("SPARC")
- ✓ **Redemption right of PSTH shareholders to be satisfied via Share Redemption Tender Offer at $20 (cash in trust, plus interest net of tax earned to date)**
- ✓ **PSTH to launch exchange offer for 1/9th Distributable Redeemable Warrants [1]**

(1) Per redemption table on Page 166 of PSTH prospectus dated July 21, 2020

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What will PSTH Shareholders Receive?

PSTH shareholders will receive publicly traded securities in three separate companies: UMG, PSTH, and SPARC

1	2	3
UNIVERSAL UNIVERSAL MUSIC GROUP	Pershing Square Tontine Holdings	Pershing Square SPARC Holdings
A pro-rata share of UMG, an independent publicly traded company No warrants outstanding	***Continued ownership of RemainCo (Shares and Tontine Warrants)*** ~$1.5bn cash Provides indemnity to Vivendi ~$1.4bn Sponsor FPA	***SPARC Warrants to purchase SPARC shares at $20 per share*** Exercisable only after business combination announced $1bn – $5bn Sponsor FPA Sponsor to purchase 10-year convertible preferred stock covering 4.95% of the fully diluted shares of the post-business-combination company at a conversion price of $24 (net settlement only)
$14.50 (72% of total)	***$5.50 (28% of total)***	***Distributed by Pershing Square SPARC Holdings, Ltd.***

PSTH Cash Utilization

7

What Will I Receive If I have Owned 100 PSTH Units Since the IPO?

PSTH IPO Unitholder

- 100 shares
- 11 Distributable Redeemable Warrants
- 22 Tontine Warrants

1

Distribution of UMG Shares

~100 shares x .643 = ~64 UMG shares

+

2

Ongoing Interest in RemainCo

~100 shares
~11 Distributable Redeemable Warrants
(exchangeable for additional shares in PSTH)
~22 Tontine Warrants

+

3

Transferable SPARC Warrants

100 SPARC Warrants to acquire
100 shares at $20 per share

If a shareholder has continued to hold the Distributable Redeemable Warrants since the IPO, they may be exchanged for additional PSTH shares in the Warrant Exchange Offer

8

Overview of UMG Ownership and Governance

✓ On September 27th, Vivendi will distribute 60% of UMG's ordinary shares to its shareholders in a taxable, in-kind, share distribution. The shares will initially trade on Euronext Amsterdam (1)

✓ Post distribution by Vivendi, UMG will be an independent company, owned by:

- Vivendi public shareholders: ~42%
- Tencent Music Entertainment consortium: 20%
- Bolloré Group: ~18%
- PSTH shareholders: 10%
- Vivendi: 10%

✓ The principle of "one share, one vote" will be fully observed as no preferred shares nor any other multiple voting rights will be exercised (2)

✓ UMG will have a board of directors comprised primarily of non-executive members, a majority of whom will be independent, consistent with the best policies and standards, treating all shareholders on an equal basis (2)

UMG will be one of the largest companies on the Euronext Amsterdam exchange and will become a member of several major global indices

(1) Pending Vivendi shareholder approval on June 22, 2021
(2) Per Vivendi press release dated May 18, 2021

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Summary Transaction Sources and Uses PSTH will fund $4.0bn, and the Pershing Square Funds and PSTH Directors will exercise $1.6bn of their FPAs to purchase $4.1bn of UMG stock from Vivendi, which will leave $1.5bn of cash at RemainCo Sources $bn PSTH Cash-in-Trust $4.0 Forward Purchase Agreement Exercise 1.6 Total Sources $5.6 Uses $bn (1) $4.1 UMG Equity Purchase Cash Remaining at PSTH 1.5 Total Uses $5.6 (1) Includes transaction expenses and other costs of approximately of ~$110mm, net of PSTH cash not in trust 10Summary Transaction Sources and Uses PSTH will fund $4.0bn, and the Pershing Square Funds and PSTH Directors will exercise $1.6bn of their FPAs to purchase $4.1bn of UMG stock from Vivendi, which will leave $1.5bn of cash at RemainCo Sources $bn PSTH Cash-in-Trust $4.0 Forward Purchase Agreement Exercise 1.6 Total Sources $5.6 Uses $bn (1) $4.1 UMG Equity Purchase Cash Remaining at PSTH 1.5 Total Uses $5.6 (1) Includes transaction expenses and other costs of approximately of ~$110mm, net of PSTH cash not in trust 10

Transaction Structure Comparison

	Typical SPAC	PSTH Transaction
Business Combination	Merger and target share distribution	✓ Stock purchase and distribution
Dilutive Sponsor Shares	~20% of SPAC Shares for *de minimis* consideration	✓ None
Dilutive Sponsor Warrants	Strike Price ~15% premium to IPO price	✓ None at UMG
Post-Combination Warrants	Yes	✓ None at UMG
Redemption Right	Yes	✓ Yes
Shareholder Vote	Vote or Redemption Tender	✓ Redemption Tender

In addition, PSTH shareholders will retain shares and Tontine Warrants in RemainCo, and will receive a SPARC Warrant for no consideration from Pershing Square SPARC Holdings, Ltd.

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Illustrative Summary Timeline

(Estimated Dates, Subject to Change)


June 2021
July 2021
August 2021
Sep 2021
October 2021
Nov 2021
Dec 2021
V
UMG Spin-off
Vivendi Annual General Meeting (June 22)
UMG Listed on Euronext Amsterdam and 60% distribution to Vivendi Shareholders (Sep 27)
PSTH / SPARC
Transaction Announcement
Transaction Announcement (June 20)
Share Redemption Tender Offer
If extended
Warrant Exchange Offer
If extended
Distribution of Tontine Warrants
Distribution of Tontine Warrants (1-Day Following Record Date)
Distribution of SPARC Warrants
Distribution of SPARC Warrants (1-Day Following Record Date)
Closing of UMG Share Purchase Transaction
Closing of UMG Share Purchase Transaction (Late Aug to Early Sep)
Distribution of UMG Shares to PSTH Shareholders
Distribution of 10% of UMG Shares to PSTH Shareholders
PSCM
Exercise of FPA
FPAs Exercised (Late Aug to Early Sep)
Offer Launch
Offer Close
Record Date
Key Event

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Detailed Transaction OverviewDetailed Transaction Overview

PSTH Today ✓ $4.0bn cash in trust Cash ✓ 200mm common shares outstanding Shares ▪ Redemption right equal to cash in trust of $20 per share ✓ ~22.2mm (1/9th) Distributable Redeemable Warrants ✓ ~44.4mm (2/9th) Tontine Warrants Warrants ✓ Sponsor (5.95%) and Director Warrants (0.26%) FPA✓ $3bn FPA ($1bn committed plus $2bn additional) 14PSTH Today ✓ $4.0bn cash in trust Cash ✓ 200mm common shares outstanding Shares ▪ Redemption right equal to cash in trust of $20 per share ✓ ~22.2mm (1/9th) Distributable Redeemable Warrants ✓ ~44.4mm (2/9th) Tontine Warrants Warrants ✓ Sponsor (5.95%) and Director Warrants (0.26%) FPA✓ $3bn FPA ($1bn committed plus $2bn additional) 14

Key Transaction Steps

- **A** The Pershing Square Funds and PSTH Directors commit to exercise $1.6bn FPAs
- **B** PSTH to amend Sponsor and Director Warrants
- **C** PSTH to complete Share Redemption Tender Offer
- **D** PSTH to complete Distributable Redeemable Warrant Exchange Offer
- **E** PSTH to distribute Tontine Warrants after Tender Offers
  - Exercise price adjusted for UMG share distribution
- **F** PSTH to distribute UMG shares to PSTH shareholders

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A PS Funds and Directors to Exercise $1.6bn of FPA

Pershing Square Funds and PSTH Directors will exercise $1.6bn of their FPAs and receive 80mm shares and ~26.6mm warrants – identical consideration to IPO unit

	Current	After FPA Exercised
Cash	✓ $4.0bn	✓ $5.6bn
Shares	✓ 200mm common shares outstanding	✓ 280mm common shares outstanding
Warrants	✓ ~66.6mm warrants ▪ ~22.2mm Distributable Redeemable Warrants ▪ ~44.4mm Tontine Warrants	✓ ~93.3mm warrants ▪ ~31.3mm Distributable Redeemable Warrants – ~8.9mm (1/9th) additional Distributable Redeemable Warrants from FPA exercise ▪ ~62.2mm Tontine Warrants – ~17.8mm (2/9th) additional Tontine Warrants from FPA exercise

$1.4bn Forward Purchase Agreement to remain at RemainCo

16

B Treatment of Sponsor Warrants Sponsor has waived its right to receive Sponsor Warrants in the UMG transaction. Sponsor will receive warrants only in RemainCo’s merger Treatment in UMG Original Sponsor Warrant Transaction 5.95% None Dilution Purchase Price $65mm N/A 5.95% of fully diluted shares No UMG shares Underlying Shares outstanding of combined business Warrant applies to RemainCo only Strike Price $24.00 20% above RemainCo NAV 10 years from IBC 10 years from RemainCo IBC Term Sale Restriction 3 years from IBC 3 years from RemainCo IBC PSTH shareholders will not be diluted by the Sponsor Warrants in connection with the UMG transaction. The Pershing Square Funds may acquire additional economic exposure to UMG by acquiring Vivendi and/or UMG securities following the distribution of UMG Shares by Vivendi 17B Treatment of Sponsor Warrants Sponsor has waived its right to receive Sponsor Warrants in the UMG transaction. Sponsor will receive warrants only in RemainCo’s merger Treatment in UMG Original Sponsor Warrant Transaction 5.95% None Dilution Purchase Price $65mm N/A 5.95% of fully diluted shares No UMG shares Underlying Shares outstanding of combined business Warrant applies to RemainCo only Strike Price $24.00 20% above RemainCo NAV 10 years from IBC 10 years from RemainCo IBC Term Sale Restriction 3 years from IBC 3 years from RemainCo IBC PSTH shareholders will not be diluted by the Sponsor Warrants in connection with the UMG transaction. The Pershing Square Funds may acquire additional economic exposure to UMG by acquiring Vivendi and/or UMG securities following the distribution of UMG Shares by Vivendi 17

B Treatment of Director Warrants

72% ($14.50 / $20.00) of the Director Warrants will be exchanged for PSTH common stock at the Warrants' estimated fair market value determined by an independent third-party valuation firm. Directors will receive ~1.2mm shares of PSTH with a three-year lockup and retain Director Warrants on ~0.07% (28% of 0.26% = ~0.07%) of the fully diluted shares in the RemainCo merger

	Original Director Warrants	Treatment in UMG Transaction
Dilution	0.26%	None
Purchase Price	~$3mm	N/A
Underlying Shares	0.26% of fully diluted shares outstanding of combined business	Amended 0.07% warrant applies to RemainCo only
Strike Price	$24.00	20% above RemainCo NAV
Term	10 years from IBC	10 years from RemainCo IBC
Sale Restriction	3 years from IBC	3 years from RemainCo IBC

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C Share Redemption Tender Offer PSTH will provide shareholders the opportunity to tender their shares for $20 per share ✓ PSTH Redemption Tender Offer to be launched in early July ▪ The Share Redemption Tender Offer will remain open for at least 20 business days ▪ Shareholders will have the option to tender shares for a price in cash equivalent to the $20 per-share, cash-in-trust ✓ Share Redemption Tender Offer is expected to close in August th ✓ Tendering shareholders will receive $20 in cash and continue to own the 1/9 Distributable Redeemable Warrant per PSTH share, unless previously sold Tendering shareholders will receive no other consideration in the transaction 19C Share Redemption Tender Offer PSTH will provide shareholders the opportunity to tender their shares for $20 per share ✓ PSTH Redemption Tender Offer to be launched in early July ▪ The Share Redemption Tender Offer will remain open for at least 20 business days ▪ Shareholders will have the option to tender shares for a price in cash equivalent to the $20 per-share, cash-in-trust ✓ Share Redemption Tender Offer is expected to close in August th ✓ Tendering shareholders will receive $20 in cash and continue to own the 1/9 Distributable Redeemable Warrant per PSTH share, unless previously sold Tendering shareholders will receive no other consideration in the transaction 19

C Share Redemption Tender Offer (Cont’d) PSTH shareholders who wish to receive UMG shares, retain RemainCo shares, and receive SPARC Warrants should continue to hold their PSTH shares ✓ Non-tendering shareholders of record will: 1 ▪ Maintain ownership of PSTH common shares (“RemainCo”) th 2 ▪ Maintain ownership of 1/9 Distributable Redeemable Warrants, unless previously sold, which can be exchanged in Warrant Exchange Offer 3 ▪ Receive Tontine Warrants 4 ▪ Receive 1 SPARC Warrant per PSTH share from Pershing Square SPARC Holdings, Ltd. No action is needed by PSTH shareholders in order to receive all of the above 20C Share Redemption Tender Offer (Cont’d) PSTH shareholders who wish to receive UMG shares, retain RemainCo shares, and receive SPARC Warrants should continue to hold their PSTH shares ✓ Non-tendering shareholders of record will: 1 ▪ Maintain ownership of PSTH common shares (“RemainCo”) th 2 ▪ Maintain ownership of 1/9 Distributable Redeemable Warrants, unless previously sold, which can be exchanged in Warrant Exchange Offer 3 ▪ Receive Tontine Warrants 4 ▪ Receive 1 SPARC Warrant per PSTH share from Pershing Square SPARC Holdings, Ltd. No action is needed by PSTH shareholders in order to receive all of the above 20

D Treatment of Distributable Redeemable Warrants

PSTH is conducting an exchange offer for the Distributable Redeemable Warrants to provide warrant holders the opportunity to participate in the UMG transaction

✓ **PSTH to offer to exchange the ~31mm Distributable Redeemable Warrants for PSTH shares following the closing of the Share Redemption Tender Offer**

✓ **Warrant exchange ratio will be based on the Redemption Table set forth in PSTH's IPO Prospectus** (1)

- 10-day VWAP prior to the launch of the Warrant Exchange Offer used to set the Fair Market Value. Expiration equal to 60 months
  - Exchange ratio equal to minimum of 0.2375 to maximum of 0.3611 PSTH shares per warrant
- Assuming 100% participation in the exchange offer and a $26.00 Fair Market Value, PSTH shares outstanding would increase by ~3% to ~289mm shares:

Illustrative Example at $26.00 PSTH VWAP:

~31mm	×	0.2952	=	~9mm
Total Outstanding Warrants (Incl. FPA Warrants)		*Shares per Warrant Illustrative Example Using $26.00 Fair Market Value*		*Additional PSTH Shares Issued in Exchange for Warrants*

✓ **Unexchanged warrants will remain outstanding at RemainCo with an adjusted strike price**

(1) See page 166 of PSTH prospectus dated July 21, 2020 (next slide)

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D Treatment of Distributable Redeemable Warrants Illustratively assuming a $26.00 share price yields an exchange ratio of 0.2952 Redemption Date Fair Market Value of Shares of Class A Common Stock (Period to Expiration ≤ $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 $32.00 $34.00 ≥ $36.00 of Warrants) 60 months 0.2375 0.2586 0.2778 0.2952 0.3111 0.3254 0.3385 0.3503 0.3611 57 months 0.2334 0.2552 0.2750 0.2930 0.3093 0.3242 0.3377 0.3500 0.3611 54 months 0.2291 0.2515 0.2719 0.2905 0.3075 0.3229 0.3369 0.3496 0.3611 51 months 0.2245 0.2475 0.2686 0.2879 0.3054 0.3214 0.3359 0.3491 0.3611 48 months 0.2195 0.2433 0.2651 0.2850 0.3032 0.3198 0.3349 0.3486 0.3611 45 months 0.2142 0.2386 0.2612 0.2819 0.3008 0.3181 0.3338 0.3481 0.3611 42 months 0.2083 0.2336 0.2569 0.2785 0.2982 0.3162 0.3326 0.3475 0.3611 39 months 0.2020 0.2280 0.2523 0.2747 0.2953 0.3141 0.3313 0.3469 0.3611 36 months 0.1950 0.2220 0.2472 0.2705 0.2920 0.3118 0.3298 0.3462 0.3611 33 months 0.1874 0.2153 0.2415 0.2659 0.2884 0.3092 0.3281 0.3454 0.3611 30 months 0.1791 0.2078 0.2351 0.2606 0.2844 0.3062 0.3263 0.3445 0.3611 27 months 0.1698 0.1995 0.2279 0.2547 0.2798 0.3029 0.3241 0.3435 0.3611 24 months 0.1594 0.1901 0.2198 0.2480 0.2745 0.2990 0.3217 0.3423 0.3611 21 months 0.1478 0.1795 0.2105 0.2402 0.2684 0.2946 0.3188 0.3409 0.3611 18 months 0.1347 0.1673 0.1997 0.2312 0.2612 0.2893 0.3154 0.3393 0.3611 15 months 0.1198 0.1531 0.1870 0.2204 0.2526 0.2830 0.3113 0.3374 0.3611 12 months 0.1026 0.1365 0.1719 0.2074 0.2421 0.2752 0.3063 0.3349 0.3611 9 months 0.0828 0.1167 0.1535 0.1914 0.2292 0.2656 0.3000 0.3319 0.3611 6 months 0.0592 0.0923 0.1305 0.1713 0.2129 0.2536 0.2922 0.3282 0.3611 3 months 0.0302 0.0601 0.0997 0.1453 0.1929 0.2397 0.2837 0.3242 0.3611 0 month - - 0.0417 0.1154 0.1786 0.2333 0.2813 0.3235 0.3611 Source: Page 166 of PSTH prospectus dated July 21, 2020 22D Treatment of Distributable Redeemable Warrants Illustratively assuming a $26.00 share price yields an exchange ratio of 0.2952 Redemption Date Fair Market Value of Shares of Class A Common Stock (Period to Expiration ≤ $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 $32.00 $34.00 ≥ $36.00 of Warrants) 60 months 0.2375 0.2586 0.2778 0.2952 0.3111 0.3254 0.3385 0.3503 0.3611 57 months 0.2334 0.2552 0.2750 0.2930 0.3093 0.3242 0.3377 0.3500 0.3611 54 months 0.2291 0.2515 0.2719 0.2905 0.3075 0.3229 0.3369 0.3496 0.3611 51 months 0.2245 0.2475 0.2686 0.2879 0.3054 0.3214 0.3359 0.3491 0.3611 48 months 0.2195 0.2433 0.2651 0.2850 0.3032 0.3198 0.3349 0.3486 0.3611 45 months 0.2142 0.2386 0.2612 0.2819 0.3008 0.3181 0.3338 0.3481 0.3611 42 months 0.2083 0.2336 0.2569 0.2785 0.2982 0.3162 0.3326 0.3475 0.3611 39 months 0.2020 0.2280 0.2523 0.2747 0.2953 0.3141 0.3313 0.3469 0.3611 36 months 0.1950 0.2220 0.2472 0.2705 0.2920 0.3118 0.3298 0.3462 0.3611 33 months 0.1874 0.2153 0.2415 0.2659 0.2884 0.3092 0.3281 0.3454 0.3611 30 months 0.1791 0.2078 0.2351 0.2606 0.2844 0.3062 0.3263 0.3445 0.3611 27 months 0.1698 0.1995 0.2279 0.2547 0.2798 0.3029 0.3241 0.3435 0.3611 24 months 0.1594 0.1901 0.2198 0.2480 0.2745 0.2990 0.3217 0.3423 0.3611 21 months 0.1478 0.1795 0.2105 0.2402 0.2684 0.2946 0.3188 0.3409 0.3611 18 months 0.1347 0.1673 0.1997 0.2312 0.2612 0.2893 0.3154 0.3393 0.3611 15 months 0.1198 0.1531 0.1870 0.2204 0.2526 0.2830 0.3113 0.3374 0.3611 12 months 0.1026 0.1365 0.1719 0.2074 0.2421 0.2752 0.3063 0.3349 0.3611 9 months 0.0828 0.1167 0.1535 0.1914 0.2292 0.2656 0.3000 0.3319 0.3611 6 months 0.0592 0.0923 0.1305 0.1713 0.2129 0.2536 0.2922 0.3282 0.3611 3 months 0.0302 0.0601 0.0997 0.1453 0.1929 0.2397 0.2837 0.3242 0.3611 0 month - - 0.0417 0.1154 0.1786 0.2333 0.2813 0.3235 0.3611 Source: Page 166 of PSTH prospectus dated July 21, 2020 22

E Treatment of Tontine Warrants The exercise price of the Tontine Warrants will be adjusted per terms of the Warrant Agreement P Tontine Warrants will be distributed to non-tendering PSTH shareholders of record following Share Redemption Tender Offer, and remain outstanding at RemainCo P Following distribution of the UMG shares, the Tontine Warrant exercise price will be adjusted downward (but not below zero) by the fair market value of the UMG distribution (1) Illustrative Adjustment to Tontine Warrant Exercise Price $23.00 Current Less: FMV of UMG Share Adjusted Exercise Distribution Exercise Price Price Post-Distribution Because the right to receive the Tontine Warrants is currently attached to PSTH shares, the allocation of value between the Tontine Warrants and PSTH shares will not impact the value recognized by current PSTH shareholders (1) As defined by the Warrant Agreement, per Section 4.1.2 Extraordinary Dividends on page 10 23E Treatment of Tontine Warrants The exercise price of the Tontine Warrants will be adjusted per terms of the Warrant Agreement P Tontine Warrants will be distributed to non-tendering PSTH shareholders of record following Share Redemption Tender Offer, and remain outstanding at RemainCo P Following distribution of the UMG shares, the Tontine Warrant exercise price will be adjusted downward (but not below zero) by the fair market value of the UMG distribution (1) Illustrative Adjustment to Tontine Warrant Exercise Price $23.00 Current Less: FMV of UMG Share Adjusted Exercise Distribution Exercise Price Price Post-Distribution Because the right to receive the Tontine Warrants is currently attached to PSTH shares, the allocation of value between the Tontine Warrants and PSTH shares will not impact the value recognized by current PSTH shareholders (1) As defined by the Warrant Agreement, per Section 4.1.2 Extraordinary Dividends on page 10 23

F Pro-Rata Distribution of UMG Shares

- ✓ **Total PSTH shares at closing will depend on the results of the Share Redemption Tender Offer and Warrant Exchange Offer**
- ✓ **The number of UMG shares to be distributed to PSTH shareholders will be equal to 10% of total UMG shares outstanding at time of distribution**

Illustrative Example

UMG Shares Purchased by PSTH (1): 180mm

÷

PSTH Shares Outstanding (2): 280mm

=

0.643

Number of UMG Shares Per Share of PSTH

(1) Rounded from latest UMG share count (Vivendi brochure de convocation as of May 28, 2021), but to be based on final UMG share count at closing. UMG share count may change due to Vivendi share repurchase program and Vivendi option exercises before UMG distribution

(2) Does not include any additional shares from the Warrant Exchange Offer

24

Overview of RemainCo „ $1.5bn in cash plus $1.4bn additional FPA from the Pershing Square Funds „ Will be the largest publicly traded acquisition company „ Will pursue a business combination with an operating business, which will not be a share purchase of a minority position „ Pershing Square Funds will own 29% before the exercise of any Additional FPA th „ Will continue to have outstanding warrants, including the 2/9 Tontine Warrants, 5.95% Sponsor Warrants and ~0.07% Director Warrants, all with adjusted strike prices „ Will indemnify Vivendi with respect to U.S. securities laws in connection with the PSTH tender offers and the initial distribution of UMG shares to PSTH stockholders RemainCo to pursue merger or majority share acquisition of operating business immediately 25Overview of RemainCo „ $1.5bn in cash plus $1.4bn additional FPA from the Pershing Square Funds „ Will be the largest publicly traded acquisition company „ Will pursue a business combination with an operating business, which will not be a share purchase of a minority position „ Pershing Square Funds will own 29% before the exercise of any Additional FPA th „ Will continue to have outstanding warrants, including the 2/9 Tontine Warrants, 5.95% Sponsor Warrants and ~0.07% Director Warrants, all with adjusted strike prices „ Will indemnify Vivendi with respect to U.S. securities laws in connection with the PSTH tender offers and the initial distribution of UMG shares to PSTH stockholders RemainCo to pursue merger or majority share acquisition of operating business immediately 25

Overview of Pershing Square SPARC Holdings „ Is an “opt-in” SPAC which will seek a merger with a private operating company „ SPARC structure eliminates shareholder opportunity cost of capital and time pressure associated with the typical two-year SPAC commitment period „ SPARC common stock will become publicly traded only after a business combination partner has been identified, a definitive agreement has been fully executed, and the SPARC Warrants have been exercised „ PSTH shareholders will receive 10-year SPARC Warrants to purchase SPARC shares once a target is found – warrant exercise to raise up to $5.6bn „ SPARC Sponsor will enter into an FPA with SPARC to invest $1bn – $5bn, subject to increase with SPARC’s board consent „ No underwriting fees „ No shareholder or other warrants outstanding „ Sponsor to fund working capital by purchasing 10-year convertible preferred stock covering 4.95% of the fully diluted shares of the post-business- combination company at a conversion price of $24 (net settlement only) (1) SPARC terms remain subject to SEC review of confidential filing to occur shortly (1) The SPARC Warrant distribution remains subject to SEC and stock exchange review, and will take place only once a registration statement has been declared effective by the SEC under the Securities Act of 1933. No assurance can be given that SPARC will be ultimately effectuated on the above outlined terms or at all. 26Overview of Pershing Square SPARC Holdings „ Is an “opt-in” SPAC which will seek a merger with a private operating company „ SPARC structure eliminates shareholder opportunity cost of capital and time pressure associated with the typical two-year SPAC commitment period „ SPARC common stock will become publicly traded only after a business combination partner has been identified, a definitive agreement has been fully executed, and the SPARC Warrants have been exercised „ PSTH shareholders will receive 10-year SPARC Warrants to purchase SPARC shares once a target is found – warrant exercise to raise up to $5.6bn „ SPARC Sponsor will enter into an FPA with SPARC to invest $1bn – $5bn, subject to increase with SPARC’s board consent „ No underwriting fees „ No shareholder or other warrants outstanding „ Sponsor to fund working capital by purchasing 10-year convertible preferred stock covering 4.95% of the fully diluted shares of the post-business- combination company at a conversion price of $24 (net settlement only) (1) SPARC terms remain subject to SEC review of confidential filing to occur shortly (1) The SPARC Warrant distribution remains subject to SEC and stock exchange review, and will take place only once a registration statement has been declared effective by the SEC under the Securities Act of 1933. No assurance can be given that SPARC will be ultimately effectuated on the above outlined terms or at all. 26

What to Expect from PSTH „ Launch of Share Redemption Tender Offer Promptly „ Launch of Warrant Exchange Offer „ Closing of Share Redemption Tender Offer „ Closing of Warrant Exchange Offer August „ Distribution of 2/9th Tontine Warrants after the Closing of the Warrant Exchange Offer „ PSTH shareholders to receive SPARC Warrants Late August „ PSTH FPAs exercised prior to closing to Early September „ PSTH completes purchase of UMG Shares from Vivendi „ UMG files registration statement with SEC to enable UMG share distribution to PSTH Early October shareholders November to „ UMG shares to be distributed December 27What to Expect from PSTH „ Launch of Share Redemption Tender Offer Promptly „ Launch of Warrant Exchange Offer „ Closing of Share Redemption Tender Offer „ Closing of Warrant Exchange Offer August „ Distribution of 2/9th Tontine Warrants after the Closing of the Warrant Exchange Offer „ PSTH shareholders to receive SPARC Warrants Late August „ PSTH FPAs exercised prior to closing to Early September „ PSTH completes purchase of UMG Shares from Vivendi „ UMG files registration statement with SEC to enable UMG share distribution to PSTH Early October shareholders November to „ UMG shares to be distributed December 27

PSTH Investor Day: June 23, 2021 „ Pershing Square Tontine Holdings to host investor presentation on June 23 „ A 22-minute, live-streamed video presentation prepared by Universal Music Group for PSTH shareholders about the company will be available at 8:15 AM EDT here ▪ Live-stream available as a one-time viewing only for PSTH shareholders „ Pershing Square investment team to host investor presentation for the general public beginning at 9:00 AM EDT with a simulcast translation in French, Japanese, Mandarin, Cantonese, German, Italian, Spanish, Portuguese, Arabic, and Russian at www.PSTontine.com made possible by KUDO ▪ Please email any questions to IR@persq.com. We will endeavor to answer these questions during the presentation and the Q&A session to follow „ Following the presentation, investor materials and transcripts will be made available at www.PSTontine.com 28PSTH Investor Day: June 23, 2021 „ Pershing Square Tontine Holdings to host investor presentation on June 23 „ A 22-minute, live-streamed video presentation prepared by Universal Music Group for PSTH shareholders about the company will be available at 8:15 AM EDT here ▪ Live-stream available as a one-time viewing only for PSTH shareholders „ Pershing Square investment team to host investor presentation for the general public beginning at 9:00 AM EDT with a simulcast translation in French, Japanese, Mandarin, Cantonese, German, Italian, Spanish, Portuguese, Arabic, and Russian at www.PSTontine.com made possible by KUDO ▪ Please email any questions to IR@persq.com. We will endeavor to answer these questions during the presentation and the Q&A session to follow „ Following the presentation, investor materials and transcripts will be made available at www.PSTontine.com 28

Disclaimer Important Additional Information This presentation does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities. The proposed transactions described in this presentation have not yet commenced, may proceed on materially different terms and may not occur at all. This presentation is for informational purposes only. This presentation is not a recommendation to buy, sell or exchange any securities, and it isneither an offer to purchase nor a solicitation of an offer to sell securities. The Redemption Tender Offer and the Warrant Exchange Offer (together, the “Offers”) will only bemade pursuant to offers to purchase or exchange, letters of transmittal and related materials that w ill be filed w ith the applicable Schedule TO on the commencement date of each Offer. PSTH shareholders and w arrant holders should read those materials carefully because they will contain important information, including the varioust erms of, and conditions to, the Offers. PSTH shareholders and w arrant holders will be able to obtain free copies of those materials as w ell as the other documents that PSTH and SPARC w ill be filing w ith the SEC, w hich will contain important information about PSTH, SPARC, the Offers and the proposed Transactions, at the SEC’s w ebsite atwww.sec.gov. Forward-Looking Statements and Certain Risk Factors This presentation contains certain forward-looking statements within the meaning of the federal securities law s with respect to the proposed transactions, including statements regarding the benefits of the transactions and the anticipated timing of the proposed transactions, the services offered by UMG and the markets in w hich it operates. These forward-looking statements generally are identified by the w ords believe, project, expect, anticipate, estimate, intend, strategy, future, opportunity, plan, may, should, w ill, w ould, will be, w ill continue, will likely result, and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result,are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all, or may be completed on terms materially different from thosedes cribed herein, w hich may adversely affect the price of PSTH’s securities, (ii) the risk that the proposed transactions may not be completed by PSTH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PSTH, (iii) the failure to satisfy the conditions to the consu mmation of any aspect of the proposed transactions, (iv) the lack of a third party valuation in determining w hether or not to pursue the proposed transactions, (v)the occurrence of any event, change or other circumstance that could give rise to the proposed transactions not occurring, (vi) the effect of the announcement or pendencyof the proposed transactions on UMG’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against PSTH, SPARC, Vivendi, UMG or their respective directors or officers related announcement of the proposed transactions, (viii) the amount of the costs, fees, expenses and other charges related to the proposed transactions, (ix) the ability to maintain the listing of PSTH’s securities on NYSE or list on Nasdaq, (x) the priceof PSTH’s securities may be volatile due to a variety of factors which may also include changes in UMG’s business and operations and in performance across its competitors,changes in law s and regulations affecting UMG’s business and changes in its capital structure as a result of the proposed transactions and its contemplated public listing, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities, (xii) the amount of PSTH shares redeemed by PSTH’s public shareholders in the Redemption Tender Offer or the number of w arrants exchanged and PSTH shares issued in the Warrant Exchange Offer, (xiii) possible variances between the historical financial information UMG presents and its future financial statements, w henthey become available, (xiv) potential material differences between the terms of SPARC described herein and those ultimately offered to investors or the SEC failing to declare the registration statement in respect of SPARC’s securities effective or the NYSE or Nasdaq listing the securities or either the SEC or the applicable stock exchangei mposing conditions that w ould prevent SPARC from operating in the manner intended and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks andunc ertainties described in the “Risk Factors” section of the registration statements for the distribution of the UMG shares and the SPARC rights offering that w ill be filed w ith the SEC in respect of the proposed transactions. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forw ard-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PSTH assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherw ise. PSTH does not give any assurance that PSTH w ill achieve its expectations or that the proposed transactions will occur at all. The inclusion of any statement in this presentation does not constitute an admission by PSTH or any other person that the events or circumstancesdes cribed in such statement are material. 29Disclaimer Important Additional Information This presentation does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities. The proposed transactions described in this presentation have not yet commenced, may proceed on materially different terms and may not occur at all. This presentation is for informational purposes only. This presentation is not a recommendation to buy, sell or exchange any securities, and it isneither an offer to purchase nor a solicitation of an offer to sell securities. The Redemption Tender Offer and the Warrant Exchange Offer (together, the “Offers”) will only bemade pursuant to offers to purchase or exchange, letters of transmittal and related materials that w ill be filed w ith the applicable Schedule TO on the commencement date of each Offer. PSTH shareholders and w arrant holders should read those materials carefully because they will contain important information, including the varioust erms of, and conditions to, the Offers. PSTH shareholders and w arrant holders will be able to obtain free copies of those materials as w ell as the other documents that PSTH and SPARC w ill be filing w ith the SEC, w hich will contain important information about PSTH, SPARC, the Offers and the proposed Transactions, at the SEC’s w ebsite atwww.sec.gov. Forward-Looking Statements and Certain Risk Factors This presentation contains certain forward-looking statements within the meaning of the federal securities law s with respect to the proposed transactions, including statements regarding the benefits of the transactions and the anticipated timing of the proposed transactions, the services offered by UMG and the markets in w hich it operates. These forward-looking statements generally are identified by the w ords believe, project, expect, anticipate, estimate, intend, strategy, future, opportunity, plan, may, should, w ill, w ould, will be, w ill continue, will likely result, and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result,are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all, or may be completed on terms materially different from thosedes cribed herein, w hich may adversely affect the price of PSTH’s securities, (ii) the risk that the proposed transactions may not be completed by PSTH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PSTH, (iii) the failure to satisfy the conditions to the consu mmation of any aspect of the proposed transactions, (iv) the lack of a third party valuation in determining w hether or not to pursue the proposed transactions, (v)the occurrence of any event, change or other circumstance that could give rise to the proposed transactions not occurring, (vi) the effect of the announcement or pendencyof the proposed transactions on UMG’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against PSTH, SPARC, Vivendi, UMG or their respective directors or officers related announcement of the proposed transactions, (viii) the amount of the costs, fees, expenses and other charges related to the proposed transactions, (ix) the ability to maintain the listing of PSTH’s securities on NYSE or list on Nasdaq, (x) the priceof PSTH’s securities may be volatile due to a variety of factors which may also include changes in UMG’s business and operations and in performance across its competitors,changes in law s and regulations affecting UMG’s business and changes in its capital structure as a result of the proposed transactions and its contemplated public listing, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities, (xii) the amount of PSTH shares redeemed by PSTH’s public shareholders in the Redemption Tender Offer or the number of w arrants exchanged and PSTH shares issued in the Warrant Exchange Offer, (xiii) possible variances between the historical financial information UMG presents and its future financial statements, w henthey become available, (xiv) potential material differences between the terms of SPARC described herein and those ultimately offered to investors or the SEC failing to declare the registration statement in respect of SPARC’s securities effective or the NYSE or Nasdaq listing the securities or either the SEC or the applicable stock exchangei mposing conditions that w ould prevent SPARC from operating in the manner intended and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks andunc ertainties described in the “Risk Factors” section of the registration statements for the distribution of the UMG shares and the SPARC rights offering that w ill be filed w ith the SEC in respect of the proposed transactions. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forw ard-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PSTH assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherw ise. PSTH does not give any assurance that PSTH w ill achieve its expectations or that the proposed transactions will occur at all. The inclusion of any statement in this presentation does not constitute an admission by PSTH or any other person that the events or circumstancesdes cribed in such statement are material. 29